UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2014 (November 25, 2014)

REGENCY ENERGY PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-35262	16-1731691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Bryan Street, Suite 3700

Dallas, Texas 75201

(Address of principal executive offices) (Zip Code)

(214) 750-1771

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 25, 2014, Regency Energy Partners LP (the “Partnership”) and Regency Gas Services LP, an indirect wholly owned subsidiary of the Partnership (the “Borrower”), entered into the Seventh Amended and Restated Credit Agreement, effective as of November 25, 2014, among the Borrower, the Partnership and the other guarantors named therein, the administrative agent, the collateral agent, and the lenders thereto (all as named therein) (the “Seventh Credit Agreement”). The material changes contained in the Seventh Credit Agreement compared to the Partnership’s Sixth Amended and Restated Credit Agreement, dated May 21, 2013, as amended by that certain First Amendment to Sixth Amended and Restated Credit Agreement, dated February 18, 2014 and by that certain Second Amendment to Sixth Amended and Restated Credit Agreement, dated September 15, 2014, include:

•	an increase in the aggregate revolving commitments from $1.5 billion to $2.0 billion;

•	an extension of the maturity date from May 21, 2018 to November 25, 2019;

•	the addition of provisions permitting investments in Mi Vida JV LLC, a joint venture of the Partnership in connection with the construction of a processing plant in West Texas, affording it similar treatment to the Partnership’s existing joint ventures;

•	an increase in certain permitted covenant baskets; and

•	updates to various pricing terms and the permitted maximum total leverage ratio to reflect the Partnership’s growth.

The foregoing description of the Seventh Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Seventh Credit Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

Exhibit 10.1*	Seventh Amended and Restated Credit Agreement, dated November 25, 2014.

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY ENERGY PARTNERS LP

By: Regency GP LP, its general partner

By: Regency GP LLC, its general partner

	By:	/s/ Thomas E. Long
Thomas E. Long
Date: December 2, 2014		Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1*	Seventh Amended and Restated Credit Agreement, dated November 25, 2014.

*	Filed herewith